Exhibit 10.1

SEABOARD TRIUMPH FOODS, LLC

AMENDMENT TO EXHIBIT  A

TO

SUBSCRIPTION AGREEMENT

Seaboard Triumph Foods, LLC (“STF”), Triumph Foods, LLC (“TF”) and Seaboard Foods of Iowa, LLC (formerly known as Seaboard TF Holdings, LLC) (“SF”), agree and consent to the amendment and restatement of Exhibit A to the Seaboard Triumph Foods, LLC Subscription Agreement dated May 13, 2015 (the “Subscription Agreement”) by and between Seaboard Triumph Foods, LLC (the “Company”) and SF, to be replaced by Exhibit A attached hereto.

Date:  February 29, 2016

SEABOARD TRIUMPH FOODS LLC

By:	/s/ Terry J. Holton
Name:	Terry J. Holton
Title:	Vice President

SEABOARD FOODS OF IOWA LLC

By:	/s/ Robert L. Steer
Name:	Robert L. Steer
Title:	Vice President

TRIUMPH FOODS, LLC

By:	/s/ Mark S. Campbell
Name:	Mark S. Campbell
Title:	Chief Executive Officer

EXHIBIT  A

[Omitted]

Seaboard Corporation undertakes to provide to the Securities and Exchange Commission Exhibit A, as requested, subject to Seaboard's right to request confidential treatment under the Freedom of Information Act.